UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 19, 2007

                                -----------------

                                 DRI Corporation
             (Exact Name of Registrant as Specified in Its Charter)


      North Carolina                  1-13408                 56-1362926
(State or Other Jurisdiction of (Commission File Number)     (IRS Employer
      Incorporation)                                        Identification No.)

                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

    Registrant's Telephone Number, Including Area Code       (214) 378-8992

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

     On July 19, 2007, DRI Corporation (formerly known as Digital Recorders, Inc.), announced that David L. Turney, the Company's Chairman, President, and Chief Executive Officer, participated in the Friedland Investment Events LLC's Global Equities Conference on July 16 in Atlantic City, N.J., and subsequently in a Homeland Security-related conference sponsored by Doheny Global Group and Ridge Global LLC in Washington, D.C.

     A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01. Financial Statements and Exhibits

(a)  Exhibits.
     99.1   Press release dated July 19, 2007.

Signature(s)

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            DRI CORPORATION

Date: July 19, 2007         By:   /s/ STEPHEN P. SLAY
                                  ----------------------------------------------
                                  Stephen P. Slay
                                  Vice President, Chief Financial Officer,
                                  Secretary and Treasurer

INDEX TO EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION
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  99.1      Press release dated July 19, 2007.